UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 30, 2004

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of August 1, 2004, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-17XS)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-115858	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates Series 2004-17XS, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-115858) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued approximately $257,528,000 in aggregate principal amount of Class A1, Class A2, Class A3A, Class A3B, Class A4A, Class A4B, Class M1, Class M2 and Class M3 Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-17XS on August 30, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated June 25, 2004, as supplemented by the Prospectus Supplement dated August 24, 2004 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Offered Certificates (as defined herein) and the Other Certificates (as defined herein) were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of August 1, 2004, among Structured Asset Securities Corporation, as depositor, U.S. Bank National Association, as trustee and Aurora Loan Services Inc., as master servicer.  The “Offered Certificates” consist of the following classes: Class A1, Class A2, Class A3A, Class A3B, Class A4A, Class A4B, Class M1, Class M2 and Class M3.  The Certificates and the “Other Certificates” (consisting of the Class P, Class X and Class R Certificates), evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) the assets of which consist primarily of a pool of certain conventional, first lien, fixed rate, fully amortizing, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $257,528,610 as of August 1, 2004, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated as of August 1, 2004, among Structured Asset Securities Corporation, as Depositor, U.S. Bank National Association, as Trustee and Aurora Loan Services Inc., as Master Servicer.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of August 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of August 1, 2004, among Aurora Loan Services Inc., as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller.

99.3

Ambac Assurance Corporation Certificate Guaranty Insurance Policy No. AB0791BE for $35,819,000 and $12,162,000 for the Class A3A and Class A4A Certificates, respectively.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:     /s/ Daniel E. Israeli

       Name: Daniel E. Israeli

       Title:   Vice President

Dated:  August 30, 2004

EXHIBIT INDEX

    Exhibit No.

Description

4.1

Trust Agreement dated as of August 1, 2004, among Structured Asset Securities Corporation, as Depositor, U.S. Bank National Association, as Trustee and Aurora Loan Services Inc., as Master Servicer.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of August 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of August 1, 2004, among Aurora Loan Services Inc., as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller.

99.3

Ambac Assurance Corporation Certificate Guaranty Insurance Policy No. AB0791BE for $35,819,000 and $12,162,000 for the Class A3A and Class A4A Certificates, respectively.